                                                                    Exhibit 99.2


                          SIGMATRON INTERNATIONAL, INC.

                 INTRODUCTION TO PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)


The following unaudited pro forma financial statements have been prepared based upon certain pro forma adjustments to the historical financial statements of SigmaTron International, Inc. ("SII") and Able Electronics Corporation ("Able") (collectively "Company"). The pro forma financial statements should be read in conjunction with the historical financial statements of the Company. The accompanying pro forma statements of operations have been prepared as if the acquisition occurred at the beginning of the Company's most recent completed fiscal year April 30, 2005 and for the period of May 1, 2005 through July 31, 2005. Able incurred significant losses from May 1, 2005 through June 30, 2005, which are included in the pro forma financial statements. However, these losses were incurred prior to the effective date of SII's purchase of Able and do not affect SII's results of operations. These pro forma financial statements do not purport to be indicative of the results which would actually have been obtained had the pro forma transactions been completed as of the beginning of the current fiscal year. The pro forma transactions is the purchase of Able.

                                                                    Exhibit 99.2

                          SIGMATRON INTERNATIONAL, INC.
              Pro Forma Combined Condensed Statements Of Operations
                                    Unaudited



                                                        Three months ended   Three months ended                  Three months ended
                                                           July 31, 2005        July 31, 2005       Pro Forma       July 31, 2005
                                                             SigmaTron              Able           Adjustments        Combined
                                                           -------------        -------------     -------------     -------------
Net sales                                                  $  20,040,657        $   4,536,151                       $  24,576,808
Cost of products sold                                         17,378,207            5,103,401                          22,481,608
                                                           -------------        -------------     -------------     -------------

Gross profit                                                   2,662,450             (567,250)                0         2,095,200

Selling and administrative expenses                            2,115,915              452,485                           2,568,400
                                                           -------------        -------------     -------------     -------------

Operating income  (loss)                                         546,535           (1,019,735)                0          (473,200)

Other (income)  expense                                          (40,243)                 263                             (39,980)
Interest expense -  Banks and capital lease obligations          129,673               71,980           127,331           328,984
                                                           -------------        -------------     -------------     -------------
Income (loss)  before income tax expense                         457,105           (1,091,978)         (127,331)         (762,204)

Income tax expense (benefit)                                     109,091               77,212           (49,659)          136,644
                                                           -------------        -------------     -------------     -------------

Income (loss)  before minority interest of affiliate             348,014           (1,169,190)          (77,672)         (898,848)

Minority interest in income of affiliate                               0                    0                 0                 0
                                                           -------------        -------------     -------------     -------------

Income (loss)  before minority interest of affiliate       $     348,014          ($1,169,190)         ($77,672)        ($898,848)

Discontinued operations
(Loss) income from operations of discontinued
Las Vegas locations                                              (40,542)                                                 (40,542)

Income tax (benefit) expense                                     (15,811)                                                 (15,811)
                                                           -------------        -------------     -------------     -------------

Loss on discontinued operation                                   (24,731)                   0                 0           (24,731)

                                                           -------------        -------------     -------------     -------------
Net Income (loss)                                                323,283           (1,169,190)          (77,672)         (923,579)
                                                           =============        =============     =============     =============

                                                         Fiscal year ended    Fiscal year ended                   Fiscal year ended
                                                          April 30, 2005        April 3, 2005       Pro Forma      April 30, 2005
                                                             SigmaTron              Able           Adjustments        Combined
                                                           -------------        -------------     -------------     -------------
Net sales                                                  $  94,312,574        $  28,595,528                       $ 122,908,102
Cost of products sold                                         76,354,420           23,452,331                          99,806,751
                                                           -------------        -------------     -------------     -------------

Gross profit                                                  17,958,154            5,143,197                 0        23,101,351

Selling and administrative expenses                           10,078,894            3,106,113                          13,185,007
                                                           -------------        -------------     -------------     -------------

Operating income  (loss)                                       7,879,260            2,037,084                 0         9,916,344

Other (income)  expense                                         (550,270)                   0                            (550,270)
Interest expense -  Banks and capital lease obligations          280,325              345,019           604,546         1,229,890
                                                           -------------        -------------     -------------     -------------
Income (loss)  before income tax expense                       8,149,205            1,692,065          (604,546)        9,236,724

Income tax expense (benefit)                                   3,173,635              623,000          (235,773)        3,560,862
                                                           -------------        -------------     -------------     -------------

Income (loss)  before minority interest of affiliate           4,975,570            1,069,065          (368,773)        5,675,862

Minority interest in income of affiliate                         134,334                    0                 0           134,334
                                                           -------------        -------------     -------------     -------------

Income (loss)  before minority interest of affiliate       $   4,841,236        $   1,069,065         ($368,773)    $   5,541,528

Discontinued operations
(Loss) income from operations of discontinued
Las Vegas locations                                             (233,504)                   0                 0          (233,504)

Income tax (benefit) expense                                     (91,067)                   0                 0           (91,067)
                                                           -------------        -------------     -------------     -------------

Loss on discontinued operation                                  (142,437)                   0                 0          (142,437)

                                                           -------------        -------------     -------------     -------------
Net Income (loss)                                              4,698,799            1,069,065          (368,773)        5,399,091
                                                           =============        =============     =============     =============